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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 26, 1996
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                              NU-TECH BIO-MED, INC.
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               (Exact Name of Registrant as specified in charter)

      Delaware                         0-11772                  25-1411971
(State or other jurisdic-            (Commission               (IRS Employer
tion of incorporation)               File Number)            Identification No.)


55 Access Road, Warwick, Rhode Island                    02886
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (401) 732-6520
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         (Former name or former address, if changed since last report.)
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ITEM 5.           OTHER EVENTS.

         Nu-Tech Bio-Med, Inc. (the "Company") has recently received notice from the State of Rhode Island that its wholly-owned subsidiary, Analytical Biosystems Corporation, had received approval, effective May 21, 1996, from the State of Rhode Island Department of Health that its clinical laboratory license had been expanded to include laboratory testing for routine chemistry, histopathology and cytology and that the expanded testing approvals had been added to the CLIA database.

         The expansion of the clinical license will allow the Company to provide additional services to health care providers and to bill third party insurance carriers under existing CPT codes. Management believes that these changes to its clinical license, and the resultant ability to utilize existing CPT codes, will increase the Company's reimbursement of its testing procedures.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NU-TECH BIO-MED, INC.



                                              By: /s/ J. Marvin Feigenbaum
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                                                  J. Marvin Feigenbaum
                                                  Chairman of the Board,
                                                  President, Chief Executive
                                                  and Chief Financial Officer

Dated:  June 26, 1996

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